Exhibit 10.44

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (the “Amendment”) is entered into as of March 20, 2012 (the “Amendment Effective Date”), by and among BRIGHTSOURCE ENERGY, INC., a Delaware corporation (“Borrower”), certain wholly-owned Domestic Subsidiaries of Borrower, as Guarantors, and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“HTGC”) and HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership (“Hercules III”) (HTGC and Hercules III, collectively, “Lender”).

RECITALS

Borrower, Guarantors and Lender are parties to that certain Loan and Security Agreement dated as of October 7, 2011, as amended by that certain First Amendment to Loan and Security Agreement dated as of January 25, 2012 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Section 1.1 of the Agreement is hereby amended to add or replace the following definitions:

“Initial Revolving Loan Amount” means twenty-five million and no/100 dollars ($25,000,000).

“Maximum Revolving Loan Amount” means (i) prior to the Amendment Effective Date, the Initial Revolving Loan Amount, and (ii) on or after the Amendment Effective Date, thirty-five million and no/100 dollars ($35,000,000).

2. Section 7.15(b) of the Agreement is amended in its entirety to read as follows:

“(b) If the closing of a Qualified IPO does not occur on or before March 30, 2012, at Lender’s option, Borrower will on the Revolving Loan Maturity Date either (i) pay to Lender a charge equal to three percent (3%) of the Initial Revolving Loan Amount (the “Back End Charge”) or (ii) issue to Lender a warrant, in a form reasonably acceptable to Lender, to purchase the number of shares, at Lender’s option, of Preferred Stock or Common Stock equal to five percent (5%) of the Initial Revolving Loan Amount divided by $8.6646 (the “Additional Warrant”). Lender shall provide Borrower written notice of its election of (i) or (ii) under this Section 7.15(b) within ten Business Days following March 30, 2012. Each of the Back End Charge and the Additional Warrant (if any) will be deemed earned as of March 30, 2012 notwithstanding either their payment or execution and delivery (as appropriate) at a later date.”

3. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Documents, as in effect prior to the date hereof. This Amendment does not constitute a novation.

4. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (except to the extent such representations and warranties contained in the Agreement speak as of an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date).

5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER: BRIGHTSOURCE ENERGY, INC.

Signature:	/s/ John F. Jenkins-Stark

Print Name:	John F. Jenkins-Stark

Title:	CFO

GUARANTOR: BRIGHTSOURCE CONSTRUCTION MANAGEMENT, INC.

Signature:	/s/ John F. Jenkins-Stark

Print Name:	John F. Jenkins-Stark

Title:	CFO

GUARANTOR: BRIGHTSOURCE ASSET HOLDINGS, LLC

Signature:	/s/ John F. Jenkins-Stark

Print Name:	John F. Jenkins-Stark

Title:	CFO

Soley with respect to the obligations under Sections 7 and 12 of the Agreement:

BRIGHTSOURCE INDUSTRIES (ISRAEL) LTD.

Signature:	/s/ Israel Kroizer

Print Name:	Israel Kroizer

Title:	President

BRIGHTSOURCE OPERATIONS (ISRAEL) LTD.

Signature:	/s/ Israel Kroizer

Print Name:	Israel Kroizer

Title:	President

Accepted in Palo Alto, California:

LENDER: HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Signature:	/s/ K. Nicholas Martitsch
Print Name:	K. Nicholas Martitsch
Title:	Associate General Counsel

HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership By: Hercules Technology SBIC Management, LLC, its General Partner

By:	Hercules Technology Growth Capital, Inc., its Manager
	By:	/s/ K. Nicholas Martitsch
	Name:	K. Nicholas Martitsch
	Its:	Associate General Counsel

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